                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              1-800 CONTACTS INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             1-800 CONTACTS, INC.
                     66 E. Wadsworth Park Drive, 3rd Floor
                              Draper, Utah 84020
                           Telephone: (801) 924-9800

                                                                 April 18, 2001

Dear Stockholder:

   You are cordially invited to attend our 2001 Annual Meeting of Stockholders, which will be held on Friday, May 18, 2001, at 10:00 a.m. (Mountain time) at our executive offices, 66 E. Wadsworth Park Drive, 3rd Floor, Draper, Utah 84020. With this letter, we have enclosed a copy of our 2000 Annual Report for the fiscal year ended December 30, 2000, notice of annual meeting of stockholders, proxy statement and proxy card. These materials provide further information concerning the annual meeting. If you would like another copy of the 2000 Annual Report, please contact Robert G. Hunter, Vice President, Finance, and you will be sent one.

   At this year's annual meeting, the agenda includes the election of certain directors and a proposal to ratify the appointment of our independent public accountants. The Board of Directors recommends that you vote FOR election of the slate of nominees for directors and FOR ratification of appointment of the independent public accountants. We will also report on current business conditions and our recent developments. Members of the Board of Directors and our executive officers will be present to discuss the affairs of 1-800 CONTACTS and to answer any questions you may have.

   It is important that your shares be represented and voted at the annual meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure your shares will be represented. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

   We look forward to seeing you at the annual meeting.

                                          Sincerely,

                                          Jonathan C. Coon
                                          President and Chief Executive
                                           Officer

                             1-800 CONTACTS, INC.
                     66 E. Wadsworth Park Drive, 3rd Floor
                              Draper, Utah 84020
                           Telephone: (801) 924-9800

                               ----------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 May 18, 2001
                           10:00 a.m. Mountain Time

                               ----------------

   The 2001 Annual Meeting of Stockholders of 1-800 CONTACTS, INC. will be held on Friday, May 18, 2001, at 10:00 a.m. (Mountain time), at our executive offices, 66 E. Wadsworth Park Drive, 3rd Floor, Draper, Utah 84020. The annual meeting is being held for the following purposes:

  1. To elect three Class III Directors to serve until the annual meeting of stockholders in 2004 and until their successors are duly elected and qualified or until their earlier removal or resignation (the Board of Directors recommends a vote FOR the nominees named in the attached proxy statement proposal);

  2. To ratify the appointment of Arthur Andersen LLP as the independent public accountants of 1-800 CONTACTS for the fiscal year ending December 29, 2001 (the Board of Directors recommends a vote FOR this proposal); and

  3. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

   These items are fully discussed in the following pages, which are made part of this notice. Only stockholders of record at the close of business on April 4, 2001 will be entitled to vote at the annual meeting.

   Enclosed with this Notice of Annual Meeting of Stockholders is a proxy statement, related proxy card with a return envelope and our 2000 Annual Report for our fiscal year ended December 30, 2000. The 2000 Annual Report contains financial and other information that is not incorporated into the proxy statement and is not deemed to be a part of the proxy soliciting material.

                                          By Order of the Board of Directors
                                          R. Joe Zeidner
                                          Secretary

April 18, 2001

    EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                              1-800 CONTACTS, INC.
                     66 E. Wadsworth Park Drive, 3rd Floor
                               Draper, Utah 84020
                           Telephone: (801) 924-9800

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
QUESTIONS AND ANSWERS ABOUT VOTING........................................   1

PROXY STATEMENT...........................................................   3
 Voting and Revocability of Proxies.......................................   3
 Record Date and Share Ownership..........................................   3

PROPOSAL NO. 1--ELECTION OF DIRECTORS.....................................   4
 Class III Directors--Director Nominees...................................   4
 Class I Directors........................................................   5
 Class II Directors.......................................................   5
 Director Compensation....................................................   5
 About the Board and its Committees.......................................   6
 Recommendation of the Board..............................................   6

PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF
 INDEPENDENT ACCOUNTANTS..................................................   6
 Recommendation of the Board..............................................   7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............   8

EXECUTIVE COMPENSATION AND OTHER MATTERS..................................  10
 General..................................................................  10
 Option Grants in Last Fiscal Year........................................  11
 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
  Option Values...........................................................  11
 Employment Agreements....................................................  11
 Stock Options............................................................  12
 Report of the Compensation Committee on Executive Compensation...........  12
 Compensation Philosophy and Review.......................................  13
 Compensation Committee Interlocks and Insider Participation..............  14
 Certain Relationships and Related Transactions...........................  14
 Section 16(a) Beneficial Ownership Reporting Compliance..................  14
 Report of the Audit Committee of the Board of Directors..................  14

PERFORMANCE GRAPH.........................................................  16

SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION..........  17

OTHER MATTERS.............................................................  17

                       QUESTIONS AND ANSWERS ABOUT VOTING

Q:Why did you send me this proxy statement?

A: This proxy statement is being sent to you because 1-800 CONTACTS' Board of Directors is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders. This proxy statement summarizes the information you need to know to vote intelligently on the matters to be voted on at the annual meeting. Stockholders of record as of the close of business on April 4, 2001 are entitled to vote. This proxy statement is being sent on or about April 18, 2001 to those persons who are entitled to vote at the annual meeting.

Q:How many votes do I have?

A: Each share of 1-800 CONTACTS' common stock that you own entitles you to one vote.

Q:How do I vote?

A: You can vote on matters presented at the annual meeting in two ways:

  1. You can vote by filling out, signing and dating your proxy card and returning it in the enclosed envelope, OR

  2. You can attend the annual meeting and vote in person.

Q:How do I vote by proxy?

A: If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the shares represented by your proxy card will be voted for the election of all nominees and for the ratification of the appointment of Arthur Anderson LLP as 1-800 CONTACTS' independent public accountants for the 2001 fiscal year.

   Whether or not you plan to attend the annual meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the annual meeting and vote in person.

Q:How do I vote in person?

A: If you attend the annual meeting, we will give you a ballot when you arrive.

Q:If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: Can I change my vote or revoke my proxy after I have mailed my proxy card?

A: You can change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice to the Secretary of 1-800 CONTACTS at our headquarters stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the annual meeting and vote in person. Simply attending a meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you received from your broker to change your vote.

Q: Will there be any matters voted upon at the annual meeting other than those specified in the Notice of Annual Meeting?

A: 1-800 CONTACTS' management does not know of any matters other than those discussed in this proxy statement that will be presented at the annual meeting. If other matters are properly brought before the meeting and 1-800 CONTACTS does not have notice of these matters a reasonable time prior to the annual meeting, all proxies will be voted in accordance with the recommendations of 1-800 CONTACTS' management.

Q: How are votes counted?

A: Stockholders of record of 1-800 CONTACTS' common stock as of the close of business on April 4, 2001 are entitled to vote at the annual meeting. As of April 4, 2001, there were 11,588,423 shares of common stock outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote on each matter to come before the annual meeting.

   Under Delaware law, if you have returned a valid proxy or attend the meeting in person, but abstain from voting, your stock will nevertheless be treated as present and entitled to vote. Your stock therefore will be counted in determining the existence of a quorum and, even though you have abstained from voting, will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting, such as the ratification of the appointment of Arthur Andersen LLP as 1-800 CONTACTS' independent public accounts for 2001.

   Under Delaware law, broker "non-votes" are also counted for purposes of determining whether a quorum is present, but are not counted in determining whether a matter requiring a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

Q: How are proxies being solicited and who pays for the solicitation of proxies?

A: Initially, 1-800 CONTACTS will solicit proxies by mail. 1-800 CONTACTS' directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. 1-800 CONTACTS will pay all expenses of solicitation of proxies.

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of 1-800 CONTACTS, INC., a Delaware corporation ("1-800 CONTACTS" or the "Company"), of proxies for use in voting at the Annual Meeting of Stockholders scheduled to be held on May 18, 2001 and at any postponement or adjournment thereof. This Proxy Statement and the related proxy card are being mailed to holders of the common stock of 1-800 CONTACTS, commencing on or about April 18, 2001. References in this Proxy Statement to "we," "our" or "us" refer to 1-800 CONTACTS, unless otherwise noted. All per share references in this Proxy Statement reflect a two-for-one stock split effected in August 2000.

Voting and Revocability of Proxies

   When proxies are properly dated, executed and returned, the shares they represent will be voted as directed by the stockholder on all matters properly coming before the annual meeting.

   Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted:

  1. FOR the nominees for directors named in this Proxy Statement; and

  2. FOR the ratification of the appointment of Arthur Andersen LLP as independent public accountants in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes.

   In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

   Returning your completed proxy will not prevent you from voting in person at the annual meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to the Secretary of the Company prior to the annual meeting or by submission of a later-dated proxy.

   At the annual meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the stockholders' voting. The presence of a quorum is required to transact the business proposed to be transacted at the annual meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute the necessary quorum for any business to be transacted at the annual meeting. In accordance with the General Corporation Law of the State of Delaware (the "DGCL"), properly executed proxies marked "abstain" as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting ("broker non-votes"), will be considered "present" for the purposes of determining whether a quorum has been achieved at the annual meeting.

   The three nominees for director receiving the greatest number of votes cast at the annual meeting in person or by proxy shall be elected. Consequently, any shares of common stock present in person or by proxy at the annual meeting but not voted for any reason have no impact in the election of directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the annual meeting require the favorable vote of a majority of the shares entitled to vote at the meeting either in person or by proxy. Stockholders have no right to cumulative voting as to any matter, including the election of directors. If any proposal at the annual meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under the DGCL and therefore have the effect of a vote against such proposal. Broker non-votes in respect to any proposal are not counted for purposes of determining whether such proposal has received the requisite approval under the DGCL.

Record Date and Share Ownership

   Only stockholders of record of the common stock on the books of the Company at the close of business on April 4, 2001 will be entitled to vote at the annual meeting. On that date, we had 11,588,423 shares of common stock outstanding. A list of our stockholders will be open to the examination of any stockholders, for any purpose germane to the meeting, at our headquarters for a period of ten (10) days prior to the meeting. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

   The Board is currently comprised of seven directors who are divided into three classes. The term of each class expires in a different year. At the annual meeting, three directors are to be elected as members of Class III to serve until the annual meeting in 2004 and until their successors are elected and qualified or until their earlier removal or resignation. The Board has nominated three nominees set forth below, each of whom has agreed to serve as a director if elected. Each nominee currently serves as a director of 1-800 CONTACTS. In the event any nominee is unable or unwilling to serve as a director at the time of the annual meeting (which events are not anticipated), the persons named on the enclosed proxy card may substitute another person as a nominee or may add or reduce the number of nominees to such extent as they shall deem advisable.

   Subject to rights of holders of any series of preferred stock to fill newly created directorships or vacancies, any newly created directorships resulting from an increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, disqualification or removal for cause shall be filled by a vote of majority of the total number of directors then in office.

   Information regarding our director nominees and our directors not subject to reelection at the annual meeting is set forth below:

     Name                     Age Position
     ----                     --- --------
     Jonathan C. Coon........ 31  President, Chief Executive Officer and Director
     E. Dean Butler (1)(2)... 56  Director
     Bradley T. Knight
      (1)(2)................. 42  Director
     John F. Nichols......... 40  Vice President, Sales and Director
     Jason S. Subotky
      (1)(2)................. 30  Director
     Scott S. Tanner......... 40  Chief Operating Officer, Chief Financial
                                  Officer and Director
     Stephen A. Yacktman
      (1)(2)................. 31  Director

--------
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

   There are no family relationships between or among any of our directors or executive officers. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

Class III Directors--Director Nominees

   Jonathan C. Coon is a co-founder of 1-800 CONTACTS and currently serves as President, Chief Executive Officer and a director. Mr. Coon received his Bachelor's Degree from Brigham Young University in 1994. Mr. Coon has eight years of experience in the contact lens distribution industry.

   Bradley T. Knight has served as a director of 1-800 CONTACTS since August 2000. Mr. Knight has served since March 1994 as the General Manager and Vice President of Operations of Flextronics International Ltd., responsible for developing and managing a manufacturing facility in Mexico. Prior to this, Mr. Knight spent approximately two years as a General Manager for Flextronics in various locations, including Texas and Malaysia, and served as a Director of Manufacturing for Metcal, Inc.

   Jason S. Subotky has served as a director of 1-800 CONTACTS since March 2000. Mr. Subotky is currently a general partner of Peterschmidt Ventures, a venture capital firm, where he has been employed since 1999. From 1994 to 1999, Mr. Subotky was a Vice President of Goldman Sachs & Co., an investment banking firm. Mr. Subotky holds a Bachelor's Degree from the University of Southern California and an MBA from Brigham Young University.

Class I Directors

   John F. Nichols is a co-founder of 1-800 CONTACTS and currently serves as Vice President, Sales and a director. Mr. Nichols served as Vice President, Operations until November 1999. Mr. Nichols is a certified optician in the State of California and was the owner of the Discount Lens Club from 1991 until February 1995. Mr. Nichols worked with Bausch & Lomb as a Senior Sales Representative from 1989 to 1991.

   Scott S. Tanner has served as the Chief Financial Officer and a director of 1-800 CONTACTS since November 1997 and as Chief Operating Officer since November 1999. Prior to joining us, Mr. Tanner served as the Chief Financial Officer of Country Club Foods, Inc., a Utah-based snack food manufacturer and distributor, from 1995 to 1997. Prior to that, Mr. Tanner served in various management positions at Apple Computer, Inc. from 1988 to 1995 and worked at Peat, Marwick & Mitchell & Co. in San Francisco from 1984 to 1986. Mr. Tanner received a Bachelor's Degree from Stanford University and an MBA from Harvard University.

   The terms of Messrs. Nichols and Tanner expire at the 2002 Annual Meeting.

Class II Directors

   E. Dean Butler has served as a director of 1-800 CONTACTS since January 1998. Mr. Butler currently serves as Chairman of Winning Vision Services Ltd., a United Kingdom-based operator of optical superstores in the former Soviet Union. In addition, Mr. Butler is an owner of and director of Vision Express Philippines, an operator of optical superstores in the Philippines and Guam. Mr. Butler is also an owner and director of another startup optical company. Mr. Butler served as Vice Chairman of Grand Vision, the largest retail optical group in Europe from late 1997 to mid-1998. In 1988, Mr. Butler founded Vision Express in Europe, which merged with the French retail group, GPS, to form Grand Vision in late 1997. In 1983, Mr. Butler founded LensCrafters and served as its Chief Executive Officer until 1988. Prior to 1983, Mr. Butler was employed by Procter & Gamble in various marketing positions since 1969.

   Stephen A. Yacktman has served as a director of 1-800 CONTACTS since February 1996. Mr. Yacktman is currently a Vice President at Yacktman Asset Management Co., an investment advisory company, where he has been employed since 1993. Mr. Yacktman's responsibilities include portfolio management, stock analysis and trading. Mr. Yacktman holds a Bachelor's Degree in economics and an MBA from Brigham Young University.

   The terms of Messrs. Butler and Yacktman expire at the 2003 Annual Meeting.

Director Compensation

   Prior to fiscal 2001, we did not pay a cash salary or annual retainer to our directors for their services as directors. Beginning January 2001, we will pay non-employee directors an annual retainer of $5,000. In addition, we will pay non-employee directors $1,000 for each full board meeting attended and $500 for each committee meeting attended. We also compensate our non-employee directors through annual option grants with exercise prices equal to the fair market value of the common stock on the grant date. In August 2000, we granted to Mr. Knight options to purchase 20,000 shares of common stock in connection with his appointment to the Board. These options have an exercise price of $25.25 per share and vest in four equal installments beginning on the first anniversary of their grant date. In February 2001, we granted to each of Messrs. Butler, Yacktman, Subotky and Knight options to purchase 1,980 shares of common stock. These options have an exercise price of $34.938 per share and vest in four equal installments beginning on the first anniversary of their grant date. We also reimburse all directors for reasonable expenses incurred in attending Board and committee meetings.

About the Board and its Committees

   Meetings of the Board and its Committees. The Board held five meetings during fiscal 2000. The Board currently has two standing committees: the Audit Committee and the Compensation Committee. Each director is expected to attend each meeting of the Board and those committees on which he serves. In addition to meetings, the Board and its committees review and act upon matters through written consent procedures. All of the directors attended 75% or more of the total number of meetings of the Board and those committees on which he served during the last fiscal year.

   The Audit Committee. The Audit Committee makes recommendations to the Board regarding the selection of the independent accountants and reviews the independence of such accountants, approves the scope of the annual audit activities of the independent accountants, approves the audit fee payable to the independent accountants and reviews such audit results. Arthur Andersen LLP presently serves as the independent accountants of 1-800 CONTACTS. The Audit Committee is currently comprised of Messrs. Yacktman, Butler, Subotky and Knight. All of the members of the Audit Committee (other than Mr. Butler) are independent directors (as defined in Rule 4200(a)(15)) of the NASD listing standards. Mr. Butler is not currently considered independent under the NASD listing standards due to our investment in 2000 of $220,000 through the purchase of stock in an entity in which he serves as an executive officer and director. See "Executive Compensation and Other Matters-- Compensation Committee Interlocks and Insider Participation." As permitted by the NASD listing standards, our board has elected to have Mr. Butler continue to serve on the Audit Committee because the Board believes that it is in the best interest of the Company and its stockholders. Specifically, the Board believes that the Audit Committee benefits from Mr. Butler's significant business experience, including his involvement in operating retail businesses. This experience affords Mr. Butler a perspective not otherwise present on the Audit Committee. The Audit Committee met on two occasions in fiscal 2000.

   The Compensation Committee. The Compensation Committee makes recommendations to the Board relating to the compensation arrangements of all of our executive officers and any awards to be made under our stock incentive plan. The Compensation Committee is currently comprised of Messrs. Yacktman, Butler, Subotky and Knight. The Compensation Committee met on two occasions in fiscal 2000.

Recommendation of the Board

   THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

    PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board has appointed Arthur Andersen LLP as independent accountants to audit the Company's books and accounts for the year ending December 29, 2001. Arthur Andersen LLP audited the Company's financial statements for the year ended December 30, 2000. It is expected that a representative of Arthur Andersen LLP will be present at the annual meeting, with the opportunity to make a statement if he so desires, and will be available to answer appropriate questions.

   During our last fiscal year, Arthur Andersen LLP's fees for the audit and review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled approximately $55,000. Arthur Andersen LLP billed us approximately $25,000 for all other non-audit services rendered, including tax related services. During our last fiscal year, Arthur Andersen LLP did not provide us with any advice regarding financial information systems design and implementation.

   Stockholder ratification of the selection of Arthur Andersen LLP as our independent accountants is not required by our by-laws or other applicable legal requirement. However, the Board is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain Arthur Andersen LLP. Even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

   Approval of the proposal to ratify the appointment of Arthur Andersen LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

Recommendation of the Board

   THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 29, 2001.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of the common stock as of March 31, 2001 by (1) each of the executive officers named in the Summary Compensation Table; (2) each of our directors and director nominees; (3) all directors and executive officers as a group; and (4) each person or entity known to us to be the beneficial owner of more than five percent of the outstanding shares of common stock. All information with respect to beneficial ownership has been furnished to us by the respective director, director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite his or its name.

   Beneficial ownership of the common stock listed in the table has been determined in accordance with the applicable rules and regulations promulgated under the Exchange Act.

                                                     Number of Shares  Percent
   Name and Address of Beneficial Owner             Beneficially Owned of Class
   ------------------------------------             ------------------ --------

   Executive Officers and Directors:
   Jonathan C. Coon (1)(2)........................      3,007,385        25.9%

   Kevin K. McCallum (3)..........................         23,990           *

   John F. Nichols (1)(4).........................      1,340,633        11.6%

   Scott S. Tanner (5)............................         69,864           *

   E. Dean Butler (6).............................        147,525         1.3%

   Bradley T. Knight (7)..........................            500           *

   Jason S. Subotky (8)...........................         59,290           *

   Stephen A. Yacktman (9)........................        272,467         2.4%

   All Directors and executive officers as a group
    (8 persons)...................................      4,921,654        41.5%

   5% Stockholders:
   Donald A. Yacktman (10)........................      1,137,000         9.8%

--------
  * Represents less than one percent.
 (1) The address of such person is the executive offices of 1-800 CONTACTS.
 (2) Includes: (i) direct beneficial ownership of 2,797,756 shares; (ii) indirect beneficial ownership of 95,974 shares held by Mr. Coon as custodian under the Uniform Gift to Minors Act ("UGMA") for and on behalf of Hannah K. Coon; (iii) indirect beneficial ownership of 95,974 shares held by Mr. Coon as custodian under the UGMA for and on behalf of Abigail
     I. Coon; (iv) indirect beneficial ownership of 8,656 shares held by Mr. Coon as custodian under the UGMA for and on behalf of Samuel Coon; and
     (v) 9,025 shares that can be acquired through currently exercisable options.
 (3) Includes: (i) direct beneficial ownership of 1,250 shares; (ii) indirect beneficial ownership of 240 shares held by Mr. McCallum's children; and
     (iii) 22,500 shares that can be acquired through currently exercisable options.
 (4) Includes: (i) direct beneficial ownership of 1,331,608 shares; and (ii) 9,025 shares that can be acquired through currently exercisable options.
 (5) Includes: (i) direct beneficial ownership of 3,000 shares; and (ii) 66,864 shares that can be acquired through currently exercisable options.
 (6) Includes 147,525 shares that can be acquired through the exercise of currently exercisable stock options.

 (7) Includes direct beneficial ownership of 500 shares.
 (8) Includes direct beneficial ownership of 59,290 shares.
 (9) Includes: (i) direct beneficial ownership of 265,834 shares; (ii) indirect beneficial ownership of 2,600 shares held by Mr. Yacktman as custodian under the UGMA for and on behalf of Stephen A. V. Yacktman;
     (iii) indirect beneficial ownership of 1,800 shares held by Mr. Yacktman as custodian under the UGMA for and on behalf of Jonathan R. Yacktman; and (iv) 2,233 shares that can be acquired through currently exercisable options. The address of such person is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.
(10) Pursuant to a Schedule 13D filed with the SEC on October 13, 1998, Mr. Yacktman reported the sole power to vote or to direct the vote of 200,000 shares, and the sole power to dispose or to direct the disposition of 200,000 shares. In addition, Mr. Yacktman, in his capacity as trustee of the Aronold Trust, reported the sole power to vote or to direct the vote of 8,000 shares, and the sole power to dispose or to direct the disposition of 8,000 shares. By virtue of his relationship with Carolyn
     Z. Yacktman (his spouse), Mr. Yacktman reported that he may be deemed to share voting and dispositive power with respect to the 860,000 shares held by the Yacktman Family Trust (the "Yacktman Trust") and the 24,000 shares held by her as custodian of her three minor children. Carolyn Z. Yacktman serves as a trustee of the Yacktman Trust. Mr. Yacktman disclaims, for the purpose of Section 13(d) or 13(g) of the Exchange Act or otherwise, beneficial ownership of any of the shares of common stock beneficially owned by Mrs. Yacktman. In March 2001, Mr. Yacktman informed us that he individually holds 315,000 shares, the Aronold Trust holds 8,000 shares, the Yacktman Trust holds 798,000 shares and his wife holds 16,000 shares as custodian for her two minor children. The address for Mr. Yacktman is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606 and the address for the Trust is c/o Citicorp Trust South Dakota, 701 East 60th Street North, Sioux Falls, South Dakota 57117.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

General

   Our executive officers are elected by and serve at the discretion of the Board. The following table sets forth information concerning the compensation earned for the last three fiscal years by our chief executive officer and our other executive officers whose total annual salary and bonus were more than $100,000 in our last fiscal year (collectively, the "Named Executives").

                          Summary Compensation Table

                                                               Long Term
                                                              Compensation
                                 Annual Compensation             Awards
                          ----------------------------------  ------------
                                                               Securities
Name and Principal                              Other Annual   Underlying   All Other
Position                  Year  Salary   Bonus  Compensation    Options    Compensation
------------------        ---- -------- ------- ------------  ------------ ------------
Jonathan C. Coon......... 2000 $163,750 $22,500   $      (a)      8,100      $10,076(b)
  President and Chief     1999  120,000  59,250    26,212(c)     10,500        4,102(d)
  Executive Officer       1998  120,000  40,500    53,817(e)        --         5,145(d)

John F. Nichols.......... 2000  163,750  22,500          (a)      8,100        6,999(b)
  Vice President, Sales   1999  120,000  59,250    20,290(c)     10,500        1,417(d)
                          1998  120,000  40,500          (a)        --         1,511(d)

Scott S. Tanner.......... 2000  149,375  25,000          (a)      8,100       10,069(b)
  Chief Operating Officer
   and                    1999  110,000  52,044          (a)     10,300        4,102(d)
  Chief Financial Officer 1998  110,000  47,438          (a)        --         4,638(d)

Kevin K. McCallum (f).... 2000  120,455  22,917    36,574(g)     90,000        3,640(b)
  Vice President,
   Marketing

--------
(a) None of the perquisites and other benefits paid to each of the Named Executives exceeded the lesser of $50,000 or 10% of the total annual salary and bonus received by such Named Executives.
(b) Reflects payments made by the Company on behalf of the Named Executives in 2000 as follows: $4,698, $1,621, $4,698 and $3,548 for health insurance for Mr. Coon, Mr. Nichols, Mr. Tanner and Mr. McCallum, respectively; $86, $86, $83 and $55 for term life insurance for Mr. Coon, Mr. Nichols, Mr. Tanner and Mr. McCallum, respectively; $42, $42, $38 and $37 for long-term disability insurance for Mr. Coon, Mr. Nichols, Mr. Tanner and Mr. McCallum, respectively; and $5,250 each for Company contributions to the 401(k) plan for Mr. Coon, Mr. Nichols and Mr. Tanner.
(c) Includes $6,000 for a car allowance for both Mr. Coon and Mr. Nichols and also includes $10,246 and $10,877, respectively, for the cost of domestic services paid by the Company on behalf of Mr. Coon and Mr. Nichols plus the related taxes owed by Mr. Coon and Mr. Nichols on the perquisite.
(d) Reflects payments made by the Company on behalf of the Named Executive for health insurance.
(e) Includes $43,220 for the cost of domestic services paid by the Company on behalf of Mr. Coon plus the related taxes owned by Mr. Coon on the perquisite.
(f) Mr. McCallum joined us in March 2000.
(g) Includes $30,074 for relocation costs plus the related medicare taxes owed by Mr. McCallum on the perquisite.

Option Grants in Last Fiscal Year

   The following table sets forth information regarding stock options granted to the Named Executives during our last fiscal year:

                                                                                Potential Realizable
                                                                                  Value at Assumed
                          Number of                                               Annual Rates of
                         Securities                                                 Stock Price
                         Underlying  % of Total  Exercise   Market                Appreciation for
                           Options     Options   or Base   Price on                Option Term (d)
                         Granted (#) Granted in    Price    Date of  Expiration --------------------
                             (a)     Fiscal Year ($/Share) Grant (b)  Date (c)   5% ($)    10% ($)
                         ----------- ----------- --------  --------- ---------- --------- ----------
Jonathan C. Coon........    8,100        2.6%     $14.00    $13.75   2/17/2010  $  68,040 $  175,446
John F. Nichols.........    8,100        2.6       14.00     13.75   2/17/2010     68,040    175,446
Scott S. Tanner.........    8,100        2.6       14.00     13.75   2/17/2010     68,040    175,446
Kevin K. McCallum.......   90,000       29.4       14.00     13.75   2/17/2010    756,000  1,949,400

--------
(a) Options vest in four equal annual installments beginning on the first anniversary of the date of grant. The grant date of such options was February 17, 2000.
(b) Market price was determined based on the last reported sale price of the common stock as reported by the Nasdaq National Market.
(c) Options will expire the earlier of 30 days after the date of termination or February 17, 2010.
(d) Potential realizable values are based on assumed annual rates of return specified by the SEC. Actual gains, if any, on stock option exercises depend on future performance of the Company's common stock and overall market conditions. At an annual rate of appreciation of 5% per year for the option term, the price of the common stock would be approximately $22.40 per share. At an annual rate of appreciation of 10% per year for the option term, the price of the common stock would be approximately $35.66 per share.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

   The following table sets forth information on options exercised in fiscal 2000 by the Named Executives and the value of such officers' options at the end of fiscal 2000:

                                                        Number of Securities    Value of Unexercised In-
                                                       Underlying Unexercised   the-Money Options at FY-
                                                        Options at FY-End (#)          End ($) (a)
                         Shares Acquired    Value     ------------------------- -------------------------
Name                     on Exercise (#) Realized ($) Unexercisable/Exercisable Unexercisable/Exercisable
----                     --------------- ------------ ------------------------- -------------------------
Jonathan C. Coon........        --              --          15,100/3,500            $274,944/$78,220
John F. Nichols.........        --              --          15,100/3,500             274,944/78,220
Scott S. Tanner.........     23,000        $328,319         14,966/76,406            271,949/1,764,588
Kevin K. McCallum.......        --              --          90,000/--              1,316,700/--

--------
(a) Based upon a fair market value of the common stock at December 29, 2000 of $28.63 per share.

Employment Agreements

   Immediately prior to the completion of our initial public offering in February 1998, we entered into employment agreements with Messrs. Coon, Nichols and Tanner (each, an "Employment Agreement"). The Employment Agreements each have an initial term of three years, which is automatically extended for an additional one year unless the Company or the executive delivers written notice to the other within 60 days of the expiration date. The Employment Agreements provide that Mr. Coon will serve as our President and Chief Executive Officer, Mr. Nichols will serve as our Vice President, Operations and Mr. Tanner will serve as our Chief Financial Officer. Pursuant to their respective Employment Agreements, Messrs. Coon, Nichols and Tanner receive: (1) an annual base salary equal to at least $120,000, $120,000 and $110,000, respectively, (2) an annual bonus of up to 50% of their annual base salary (upon the Company's achieving certain operating targets) and
(3) certain fringe benefits. If their employment is terminated for any reason prior to the termination of such agreements other than for Cause (as defined therein) or their resignation, each will be entitled to receive his base salary and fringe benefits for 12 months following such termination in addition to 50% of his bonus for the year in which their employment was terminated if the termination is during the first six months of the year or 100% if such termination was during the last six months of the year. Messrs. Coon, Nichols and Tanner have each agreed not to compete with the Company for a period of two years following his termination of employment with the Company and not to disclose any confidential information at any time without our prior written consent.

   We entered into an employment agreement with Mr. McCallum on March 13, 2000. Mr. McCallum's employment agreement has an initial term of four years and provides that he will serve as Vice President, Marketing. Pursuant to his employment agreement, Mr. McCallum is entitled to receive: (1) annual base salary equal to at least $150,000, (2) an annual bonus of up to $25,000 and
(3) certain fringe benefits. Mr. McCallum's employment agreement contains substantially the same terms as described above with respect to automatic one year term extensions, severance benefits, and non-competition and nondisclose covenants.

Stock Options

   Prior to the completion of the initial public offering in February 1998, we established an Incentive Stock Option Plan (the "Stock Option Plan"). A maximum of 620,000 shares of common stock, subject to adjustment, were initially authorized for the granting of stock options under the Stock Option Plan. As of March 31, 2001, options to purchase an aggregate of 448,309 shares of common stock, at exercise prices ranging from $2.8125 to $43.75 per share, were outstanding under the Stock Option Plan. All of the options granted under the Stock Option Plan through fiscal 1999 vest in three equal installments beginning on the first anniversary of the grant date and have an exercise price equal to the fair market value of the common stock on the grant date. Options granted subsequent to fiscal 1999 under the Stock Option Plan vest in four equal installments beginning on the first anniversary of the grant date and have an exercise price equal to either the average closing price of the stock on the ten business days immediately preceding the grant date or the fair market value of the common stock on the grant date. Options granted under the Stock Option Plan may be either "incentive stock options," which qualify for special tax treatment under the Internal Revenue Code, or nonqualified stock options. The purposes of the Stock Option Plan are to advance the interests of the Company and its stockholders by providing our employees with an additional incentive to continue their efforts on our behalf, as well as to attract people of experience and ability. The Stock Option Plan is intended to comply with Rule 16b-3 of the Exchange Act.

   All of our officers, directors and other employees are eligible to participate under the Stock Option Plan, as deemed appropriate by the Compensation Committee of the Board. Eligible employees are not required to pay anything to receive options. The Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The exercise price for incentive stock options must be no less than the fair market value of the common stock on the date of grant. The exercise price of nonqualified stock options is not subject to any limitation based on the then current market value of the common stock. Options will expire not later than the tenth anniversary of the date of grant. An option holder will be able to exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events. Upon termination for cause or after 30 days of termination for any other reason, the unvested portion of the options shall be forfeited. Subject to the above conditions, the exercise price, duration of the options and vesting provisions will be set by the Compensation Committee in its discretion.

   Prior to the establishment of the Stock Option Plan, we issued nonqualified stock options to various key employees, a consultant and a director. As of March 31, 2001, options to purchase an aggregate of 241,290 shares of common stock, at exercise prices ranging from $1.61 to $5.50 per share, were outstanding. All of these options vest in three equal installments beginning on the first anniversary of the grant date and expire not later than the tenth anniversary of the grant date.

Report of the Compensation Committee on Executive Compensation

   This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

   The Compensation Committee is currently comprised on Messrs. Yacktman, Butler, Subotky and Knight. The Compensation Committee reviews the recommendations of the Chief Executive Officer on the compensation levels of all other officers, reviews and approves changes to the Company's compensation policies and practices and administers the Stock Option Plan.

Compensation Philosophy and Review

   The Company's general compensation philosophy serves three principal purposes:

  1. to attract and retain qualified executives who will add to the Company's long-term success;

  2. to link executive compensation to the achievement of the Company's operational and strategic objectives; and

  3. to link executive compensation with each executive's performance, level of responsibility and overall contribution to the Company's success.

   In making recommendations to the full Board concerning adjustments to compensation levels, the Compensation Committee intends to consider the Company's financial condition and operational performance during the prior year. The Compensation Committee expects the Company's executive compensation program to consist of three principal components: (1) base salary; (2) annual bonus; and (3) long-term equity incentives. Set forth below is a discussion as to how the compensation for each of the Company's executive officers was determined for 2000:

   Base Salary. In 2000, the Compensation Committee recommended to the Board, and the Board approved, an increase in the base salaries for Messrs. Coon, Nichols and Tanner. The previous base salaries for such executives were established in 1998 pursuant to their respective employment agreements. See "Executive Compensation and Other Matters--Employment Agreements." In part, the base salaries were increased to adjust the relative weighting between base salaries and bonuses. The Committee believes that this adjustment was necessary to bring their base salaries more in line with market levels. In addition, the total of base salary and bonus for each of these executive officers was increased in order to bring such compensation arrangements in line with market conditions and to reward such executives for their continued strong performance. Overall, Messrs. Coon and Nichols received an increase in total cash compensation in 2000 of approximately 3.9% as compared to 1999 and Mr. Tanner received an increase of approximately 7.6% as compared to 1999.
Mr. Kevin K. McCallum was hired by the Company in March 2000. His base salary was established pursuant to his employment agreement, the terms of which were determined through arms-length negotiations. Mr. McCallum's base salary was approved by the Compensation Committee.

   Annual Bonus. Under their respective employment agreements, Messrs. Coon, Nichols, Tanner and McCallum are entitled to receive an annual bonus based on our achievement of certain targeted operating results, which are established at the beginning of each year by the full Board. The amount of bonus that such executive officer is eligible to earn is also established by the Board at the beginning of each year, which is subject to increase based on achievement beyond targeted levels. In general, the targeted operating results are determined based upon net sales and operating income. 1-800 CONTACTS achieved the targeted operating results in 2000 and, as a result, bonus payments were awarded by the Board to the executive officers.

   Long-Term Equity Incentives. The long-term equity incentive currently utilized by the Committee is stock option grants. The Committee believes that stock option awards are an effective incentive for the Company's management to create value for the Company's stockholders since the ultimate value of stock options bear direct relationship to the market price of the common stock. Executive officers are generally granted stock options on an annual basis. The overall level of options granted to the executive officers is based on an assessment of their impact on the Company's operating results. For 2000, the Committee recommended, and the full Board approved, the grant to the executive officers of options to purchase an aggregate of 24,300 shares of common stock, or 12.2% of the options granted in 2000, as part of the Company's annual option grant program. As of March 31, 2001, options to purchase an aggregate of 448,309 shares of common stock were outstanding under the Stock

Option Plan and options to purchase an aggregate of 241,290 shares of common stock were outstanding from options granted prior to the establishment of the Stock Option Plan. Mr. McCallum was granted options to purchase 90,000 shares of common stock in connection with his hiring in March 2000.

   The foregoing report has been approved by all members of the Compensation Committee.

                                         Stephen A. Yacktman (Chairman)
                                         E. Dean Butler
                                         Jason S. Subotky
                                         Bradley T. Knight

Compensation Committee Interlocks and Insider Participation

   Prior to our initial public offering in February 1998, we did not have a Compensation Committee. The current compensation arrangements for Messrs. Coon, Nichols and Tanner were established by the terms of their respective employment agreements with 1-800 CONTACTS. The terms of such employment agreements were approved by the full Board at the time of our initial public offering. The Compensation Committee was established in connection with our initial public offering and is currently comprised of Messrs. Yacktman, Butler, Subotky and Knight.

   In March 2000, we made an investment of $220,000 through the purchase of preferred stock of an entity in which Mr. E. Dean Butler, a director of 1-800 CONTACTS, holds a significant equity interest and serves as an executive officer and director. Our investment represents a minority interest position.

Certain Relationships and Related Transactions

   Each of our directors and executive officers have indemnification agreements with 1-800 CONTACTS.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

   We believe that during our last fiscal year, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with except that Messrs. Coon and Nichols each filed a Form 4 in January 2001 to report sale transactions that occurred in November 2000, Mr. McCallumn did not file a Form 3 within the prescribed period after being appointed as an executive officer in March 2000 and Mr. Knight did not file a Form 3 within the prescribed period after being appointed to the Board in August 2000.

Report of the Audit Committee of the Board of Directors

   This Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not be deemed filed under the Acts.

   The Audit Committee is composed of four directors appointed by the Board, each of whom (other than Mr. Butler) is independent under applicable NASD listing rules. The Audit Committee operates under a written charter adopted by the Board in fiscal 2000, which is attached to this Proxy Statement as Exhibit
A. The Audit Committee recommends to the Board of Directors the selection of the Company's independent accountants.

   Management is responsible for the Company's internal accounting and financial controls, the financial reporting process, and compliance with the Company's legal and ethics programs. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuance of a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and report its findings to the full Board.

   In this context, the Audit Committee has met and held discussions separately, and jointly with each of management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 ("Communication with Audit Committees").

   In connection with new standards for independence of the Company's external auditors promulgated by the SEC, during the Company's 2001 fiscal year the Audit Committee will undertake to consider in advance of the provision of any non-audit services by the Company's independent accountants whether the provision of such services is compatible with maintaining the independence of the Company's external auditors.

   The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and the Audit Committee discussed with the independent accountants that firm's independence.

   Based on the Audit Committee's discussion with management and the independent accountants, its review of the representation of management and the report of the independent accountants, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 30, 2000.

                                          Stephen A. Yacktman (Chairman)
                                          E. Dean Butler
                                          Jason S. Subotky
                                          Bradley T. Knight

                               PERFORMANCE GRAPH

   The following graph compares our cumulative total stockholder return since the common stock became publicly traded on February 10, 1998 with the Russell 2000 Index and a peer group index comprised of other optical retail companies. The graph assumes that the value of the investment in the Company's common stock at its initial public offering price of $6.25 per share and each index was $100.00 on February 10, 1998.

         Comparison of 1-800 CONTACTS' Common Stock, Russell 2000 Index
                              and Peer Group Index

                                 February 10, January 2, January 1, December 30,
                                     1998        1999       2000        2000
                                 ------------ ---------- ---------- ------------
   1-800 CONTACTS...............   $100.00     $144.00    $216.50     $458.00
   Russell 2000 Index...........   $100.00     $ 94.38    $114.44     $110.98
   Peer Group Index (1).........   $100.00     $ 62.60    $ 27.49     $ 21.11

--------
(1) Our peer group is comprised of the following companies: Cole National Corporation, Sterling Vision, Inc., U.S. Vision, Inc. and Vista Eyecare, Inc. The total return for each member of our peer group has been weighed according to each member's stock market capitalization.

       SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

   Proposals of stockholders intended to be eligible for inclusion in the Company's proxy statement and proxy card relating to the 2002 annual meeting of stockholders of 1-800 CONTACTS must be received by the Company on or before the close of business December 20, 2001. Such proposals should be submitted by certified mail, return receipt requested.

   The by-laws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to the Company's Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting (provided that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholders must be received no later than the close of business on the tenth day of the public announcement of such meeting) and that such notice must meet certain other requirements, including, with respect to director nominees, it must include all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). As a result, stockholders who intend to present a proposal at the 2002 annual meeting without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal no later than March 19, 2002 (assuming the date of next year's annual meeting is not changed by more than 30 days). The Company's proxy related to the 2002 annual meeting will give discretionary voting authority to the proxy holders to vote with respect to any such proposal that is received by the Company after such date. Any stockholder interested in making such a nomination or proposal should request a copy of the provisions of the by-laws from the Secretary of the Company.

   We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of 1-800 CONTACTS' Annual Report on Form 10-K for the fiscal year ended December 30, 2000, as filed with the Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to Robert G. Hunter, Vice President, Finance, 1-800 CONTACTS, INC., 66 E. Wadsworth Park Drive, 3rd Floor, Draper, Utah 84020.

                                 OTHER MATTERS

   We will bear the costs of soliciting proxies from our stockholders. In addition to the use of the mail, our directors, officers and employees may solicit proxies by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

   The directors know of no other matters which are likely to be brought before the annual meeting, but if any such matters properly come before the meeting the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          R. Joe Zeidner
                                          Secretary

April 18, 2001

   IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                     Exhibit A

                              1-800 CONTACTS, INC.

                            AUDIT COMMITTEE CHARTER

   This audit committee charter has been adopted by the board of directors of 1-800 CONTACTS, INC. (the "Corporation") in order to establish and set forth the operating procedures, membership qualifications, duties and responsibilities of the Corporation's audit committee. In general, the audit committee has been established by this board for the purpose of (i) aiding the board of directors in undertaking and fulfilling its responsibilities for conservative, credible and accurate financial reporting to the public, (ii) providing support for management's efforts to enhance the quality of the Corporation's accounting controls and (iii) providing appropriate avenues of communication between the board of directors and the Corporation's independent public accountants and internal auditors.

   Composition and Term. The audit committee shall be a committee of the board and shall consist of at least three directors, each of which must qualify as an independent director. The definition of independent director will be based on the Nasdaq National Market rules for audit committees, as amended (the "Nasdaq Rules"), and, for ease of reference, is set forth in its entirety at the end of this audit committee charter. Notwithstanding the foregoing, one director who is not independent as defined in the Nasdaq Rules, and is not a current employee or an immediate family member of such employee, may be appointed if the board, under exceptional and limited circumstances, determines that membership on the committee by such director is in the best interests of the Corporation its stockholders and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination. Each member of the audit committee must be able to read and understand financial statements, including the Corporation's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable time after his or her appointment to the audit committee. In addition, at least one member of the audit committee must have past employment experience in accounting, or any other comparable experience or background that has resulted in such member having financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   The committee members shall be appointed for one year terms at the annual meeting of the board, upon the recommendation of the chairman of the board. The chairman of the audit committee shall be designated by the board.

   Vacancies. Any vacancy in the audit committee shall be filled by a vote a majority of directors then in office. Any vacancy shall be filled at the first board meeting following the creation of the vacancy or as soon as possible thereafter.

   Administrative Matters. The committee shall meet at such times and from time-to-time as it deems to be appropriate, but not less than three times each year. The committee shall report to the full board of directors at the first board meeting following each such committee meeting.

   The Corporation's independent public accountants and internal auditing staff shall attend at least two of the committee's meetings each year. The committee may request members of management or others to attend meetings and provide pertinent information as necessary. The committee shall provide management, the independent public accountants and internal auditing staff with appropriate opportunities to meet privately with the committee.

   The committee will review and reassess the adequacy of this audit committee charter on an annual basis and report such conclusions to the full board of directors.

   Duties and Responsibilities. The duties of the committee shall include the following:

  .Make recommendations to the board of directors as to:

    - the selection of the firm of independent public accountants to examine the books and accounts of the Corporation for each fiscal year (including an annual review of the independence of the public accountants based upon its receipt from such accountants of a formal written statement delineating all relationships between such accountants and the Corporation, consistent with Independence Standards Board Standard No. 1 ("ISBS"), and the committee's discussions with such accountants with respect to any disclosed relationship or services that may impact the objectivity and independence of the accountants);

    - the proposed arrangement for the independent public accounts for each fiscal year, including their risk assessment process in establishing the scope of the examination, the proposed fees and the reports to be rendered; and

    - the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters;

  .Review the results of the quarterly reviews and the year-end audit of the Corporation, including:

    - the audit report, the published financial statements, the management representation letter, any report prepared by the independent public accountants with respect to the Corporation's internal controls, any other pertinent reports and management's responses concerning those reports, if any;

    - any material accounting issues among management, the Corporation's internal auditing staff and the independent public accountants; and

    - other matters required to be communicated to the committee under generally accepted auditing standards, as may be amended from time to time, by the independent public accountants.

       With respect to interim financial information, the committee's chairman will meet with management and the independent public accountants to discuss the quarterly review results and required communications prior to any interim filings with the Securities and Exchange Commission ("SEC");

  . Discuss with the independent public accountants those matters required to be discussed by Statement on Auditing, Standards No. 61 ("SAS"), as may be modified or supplemented from time to time;

  . Review with management and the independent public accountants such accounting policies (and changes therein) of the Corporation, including any financial reporting issues which could have a material impact on the Corporation's financial statements as are deemed appropriate for review by the committee prior to any interim or year-end filings with the SEC or other regulators;

  . Review the coordination between the independent public accountants and internal auditing staff and review the risk assessment process, scopes and procedures of the Corporation's internal audit work and whether such risk assessment process, scopes and procedures are adequate to attain the internal audit objectives, as determined by the Corporation's management and approved by the committee; review the significant findings of the internal auditors for each fiscal year; review the quality and composition of the Corporation's internal audit staff;

  . Beginning with all votes of stockholders occurring after December 15, 2000, to prepare on an annual basis for inclusion in the Corporation's proxy statement a report that states whether the audit committee has:
     (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent public accountants the matters required to be discussed by SAS No. 61; (iii) received from such accountants disclosures regarding the accountant's independence required by ISBS No. 1, and discussed with the accountants their independence; and (iv) based upon the discussions described herein, recommended to the board of directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K;

  . Review annually the Corporation's policies and procedures with respect to officers' travel and entertainment expenses and consider the results and recommendations of any audit work in these areas performed by the independent public accountants and internal auditors;

  . Meet annually with principal corporate counsel, and outside counsel when appropriate, to review legal and regulatory matters, if any, that may have a material impact on the financial statements of the Corporation; and

  . Make a periodic self-assessment of the committee, including the effectiveness of its current members, using assessment tools available through third parties or developed internally.

   The committee shall also undertake such additional activities within the scope of its primary function as the committee may from time to time determine. The committee may retain independent counsel, accountants or others to assist it in the conduct of any investigation.

   Adoption. This audit committee charter was formally adopted by the board of directors on May 19, 2000. In accordance with paragraph (e)(3) under Item 7 of
Schedule 14A, this audit committee charter, as may be amended from time to time, shall be included as an appendix to the Corporation's proxy statement at least once every three years beginning with respect to the Corporation's first proxy statement relating to a vote of stockholders occurring after December 15, 2000.

   Definition. For purposes of determining those directors that are eligible to serve on the audit committee, an "independent director" means a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Corporation's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

  (1) a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three years;

  (2) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

  (3) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, and anyone who resides in such person's home;

  (4) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

  (5) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

                             1-800 CONTACTS, INC.
    Proxy Solicited on Behalf of the Board of Directors of the Company for
                                Annual Meeting
                                 MAY 18, 2001

           The undersigned hereby constitutes and appoints Stephen A. Yacktman and Scott S. Tanner, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the executive offices of 1-800 CONTACTS, INC., 66 E. Wadsworth Park Drive, 3rd Floor, Draper, Utah 84020, on Friday, May 18, 2001, and at any adjournment or postponement thereof, on all matters coming before said meeting.

  You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card.

                                                                SEE REVERSE
                                                                   SIDE

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                              1-800 CONTACTS, INC.

                                 May 18, 2001


             .  Please Detach and Mail in the Envelope Provided  .

[X] Please mark your
    votes as in this
    example.

     This proxy will be voted as specified, and unless otherwise specified, this proxy will be voted FOR the election as  directors of all nominees and FOR Proposals 2 and 3.

                FOR ALL   WITHHELD ALL                                                                       FOR  AGAINST   ABSTAIN
1. ELECTION OF    [_]         [_]        Nominees: Jonathan C. Coon    2. Proposal to ratify the selection   [_]    [_]       [_]
   DIRECTORS                                       Jason S. Subotky       of Arthur Andersen LLP as
(To withhold authority to vote for any             Bradley T. Knight      independent auditors for the fiscal
nominee write that nominee's name in the                                  year 2001.
space provided below.)
                                                                       3. Upon or in connection with the transaction of such other business as may properly come before the meeting or any
                                                                          adjournment or postponement thereof.

                                                                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

                                                                       Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

Signature __________________________________________________  ________________________________________ Dated: _________________ 2001
                                                              Signature if held jointly

Note: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership's name by authorized person.